EXHIBIT 3.1
                            ARTICLES OF INCORPORATION
                                       OF
                             J.S.J. CAPITAL II, INC.
                              a Nevada Corporation

DEAN HELLER
SECRETARY OF STATE
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708

                              NAME OF CORPORATION:

J.S.J. Capital II, Inc.

                     RESIDENT AGENT NAME AND STREET ADDRESS:

John Evinoff, J.S.J. Capital II, Inc.,
7001 West Charleston, Unit 2093,
Las Vegas, NV 89117

                                     SHARES:

Number of shares with par value:    50,000,000
Par value:        .0001

                                GOVERNING BOARD:

Shall be styled as Directors

            NAMES, ADDRESSES, NUMBER OF BOARD OF DIRECTORS/TRUSTEES:

The First Board of Directors shall consist of 2 members whose names and addresses are as follows:

Scott Deitler                               James Toot
1529 Spruce, #2                             7444 Singing Hills Ct.
Boulder, CO 80302                           Boulder, CO 80301

                                    PURPOSE:

The purpose of this Corporation shall be:



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                                 OTHER MATTERS:

Number of additional pages attached:        1

                NAMES, ADDRESSES AND SIGNATURES OF INCORPORATORS:

Scott Deitler                               James Toot
1529 Spruce, #2                             7444 Singing Hills Ct.
Boulder, CO 80302                           Boulder, CO 80301

/s/Scott Deitler                            /s/James Toot

                                     NOTARY:

This instrument was acknowledged before me on 9/1/99 by Scott Deitler as Incorporator of J.S.J. Capital II, Inc.

/S/ DOUGLAS L. RAY
Notary Public Signature

My Commission expires: June 27, 2001

This instrument was acknowledged before me on 9/1/99 by James Toot as Incorporator of J.S.J. Capital II, Inc.

/S/ DOUGLAS L. RAY
Notary Public Signature

My Commission expires: June 27, 2001

           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, John Evinoff hereby accept appointment of Resident Agent for the above named corporation.

/S/JOHN EVINOFF                             9/1/99
Signature of Resident Agent                 Date


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                            ARTICLES OF INCORPORATION

         6)The Corporation hereby waives and precludes the application of the anti takeover provisions of Nevada revised statutes 78.378 to 78.3793.